                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

     Filed by the registrant / /
     Filed by a party other than the registrant / /
     Check the appropriate box:
     / / Preliminary proxy statement
     /X/ Definitive proxy statement
     / / Definitive additional materials
     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

               The Morningstar Group Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

               The Morningstar Group Inc.
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
     / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11.

     (1) Title of each class of securities to which transaction applies:


- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transactions applies:


- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

                     $125.00
- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:


- --------------------------------------------------------------------------------
     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:


- --------------------------------------------------------------------------------
     (2) Form, schedule or registration statement no.:

            0-19075
- --------------------------------------------------------------------------------
     (3) Filing party:

            The Morningstar Group Inc.
- --------------------------------------------------------------------------------
     (4) Date filed:

            4/15/94
- --------------------------------------------------------------------------------
- ---------------
    (1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                           THE MORNINGSTAR GROUP INC.
                          5956 SHERRY LANE, SUITE 1100
                            DALLAS, TEXAS 75225-6522


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 APRIL 12, 1994

       NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of The Morningstar Group Inc. will be held at the Hotel Crescent Court - Crescent I, 400 Crescent Court, Dallas, Texas, on May 19, 1994, at 9:00 a.m., local time, for the purpose of considering and voting upon the following matters;

              1.    The election of seven (7) directors;

              2. Approval of The Morningstar Group Inc. 1994 Incentive and Nonstatutory Stock Option Plan;

              3. The ratification of the appointment of Arthur Andersen & Co. as independent auditors of the Corporation for the ensuing year; and

              4. Such other business as may properly come before the meeting or any adjournment thereof.

       The transfer books will not be closed, but only stockholders of record at the close of business on March 31, 1994, will be entitled to notice of and to vote at the meeting. A complete list of the stockholders entitled to vote at the meeting shall be open to the examination of any stockholder, for any purpose germane to the meeting, at the offices of the Corporation during the ten days preceding the meeting and will also be available for inspection at the meeting.

       You are cordially invited to attend the meeting. Even if you plan to attend, you are respectfully requested to date, sign and return the enclosed proxy at your earliest convenience in the enclosed return envelope. You may revoke your proxy at any time prior to exercise.


                                        By Order of the Board of Directors,



                                        /s/ JOHN P. CLARSON
                                            John P. Clarson
                                            Secretary

Dallas, Texas
April 12, 1994

                           THE MORNINGSTAR GROUP INC.
                          5956 SHERRY LANE, SUITE 1100
                            DALLAS, TEXAS 75225-6522

                                PROXY STATEMENT

       This proxy statement is furnished to the stockholders of The Morningstar Group Inc. (hereinafter referred to as the "Corporation" or "Registrant") in connection with the solicitation of proxies to be used in voting at the Annual Meeting of Stockholders to be held on May 19, 1994, and is being first mailed to the stockholders on or about April 12, 1994. THE ENCLOSED PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION.

       A person giving the enclosed proxy has the power to revoke it by giving notice to the Secretary in person, or by written notification actually received by the Secretary (including by delivery of a later dated proxy card), at any time prior to its being exercised. You may also revoke a previously given proxy by appearing at the meeting and voting at the meeting. Your appearance at the meeting will not, in and of itself, constitute a revocation of any proxy previously given.

       The Corporation will bear the cost of soliciting proxies. Solicitation may be made by mail, telephone or telegraph or personally by officers, directors and regular employees of the Corporation. It may be that further solicitation of proxies will be made by telephone or oral communication with some stockholders of the Corporation following the original solicitation. All such further solicitations will be made by regular employees and officers of the Corporation, who will not be additionally compensated therefor, and the cost will be borne by the Corporation.

              VOTING SECURITIES OUTSTANDING, SECURITY OWNERSHIP OF
                     MANAGEMENT AND PRINCIPAL STOCKHOLDERS

       As of March 31, 1994, 14,376,312 shares of common stock of the Corporation were outstanding, and each share is entitled to one vote. Only holders of stock of record at the close of business on March 31, 1994, will be entitled to vote at the meeting.

       Except as set forth below, the following table sets forth as of March 31, 1994, the number of shares of common stock of the Corporation held by each entity who is known to the Corporation to own beneficially more than five percent (5%) of the outstanding shares of the Corporation's common stock. Unless otherwise noted, the entity named has sole voting and investment powers over the shares reflected opposite its name. (HMC/Morningstar, L.P. is referred to as "HMCM" throughout this proxy statement.)

                                                           Amount and
                Name and Address of                         Nature of
                  Beneficial Owner                    Beneficial Ownership             Percent of Class
                 ------------------                   --------------------             ----------------
       HMCM
         c/o Hicks, Muse, Tate & Furst Incorporated
         200 Crescent Court
         Suite 1600
         Dallas, TX 75201 . . . . . . . . . . . . .         7,478,892 (a)                    52.3%

       Goldman-Sachs &Co.
          85 Broad Street
          New York, NY  10004 . . . . . . . . . . .           956,700 (b)                     6.7%


       (a) The following information is based on a Schedule 13G dated February 10, 1994, filed with the Securities and Exchange Commission by Thomas O. Hicks; Hicks, Muse & Co. (TX) Incorporated, now Hicks, Muse, Tate & Furst Incorporated; ("Hicks Muse"); HMC Partners, L.P. ("HMC Partners"); and HMCM. The address of the principal business office of each reporting person is 200 Crescent Court, Suite 1600, Dallas, Texas 75201. As of December 31, 1993, HMCM owned, beneficially and of record, 3,473,100 shares of common stock. In addition, pursuant to a Stockholders' Agreement (see "Stockholders' Agreements"), holders of 4,005,792 shares of common stock have agreed to vote their shares of common stock in favor of HMCM's nominees to the Board of Directors. HMC Partners is the sole general partner of HMCM, Hicks Muse is the managing general partner of HMC Partners, and Mr. Hicks is the controlling shareholder of Hicks Muse. Accordingly, each of HMCM, HMC Partners, Hicks Muse and Mr. Hicks may be deemed to beneficially own all such shares of common stock. Each of HMCM, HMC Partners, Hicks Muse and Mr. Hicks disclaims beneficial ownership of the shares of common stock not owned of record by such person.

              HMCM has sole voting and dispositive power with respect to the 3,473,100 shares of common stock owned of record and beneficially by it and, by virtue of the Stockholders' Agreement, has shared voting power with respect to the remaining 4,005,792 shares beneficially owned by it. Each of HMC Partners, Hicks Muse and Mr. Hicks may be deemed to have the same voting or dispositive power with respect to such shares as HMCM.

       (b) The following information is based on a Schedule 13G dated February 7, 1994, filed with the Securities and Exchange Commission by The Goldman-Sachs Group, L.P., ("Goldman Sachs"); Goldman, Sachs & Co. and Goldman Sachs Equity Portfolios, Inc. on behalf of GS Small Cap Equity Fund. The address of the principal business office of Goldman Sachs and Goldman, Sachs & Co. is as set forth above and for Goldman Sachs Equity Portfolios, Inc. the address of the principal business office is 32 Old Slip, New York, New York 10005. Goldman Sachs is the parent holding company for Goldman, Sachs & Co., a registered investment advisor and Goldman Sachs Equity Portfolios, Inc., a registered investment company and both have shared voting power with respect to the 956,700 shares beneficially owned by them and Goldman Sachs Equity Portfolios, Inc. may be deemed to have the same shared voting or dispositive power with respect to 940,000 shares beneficially owned by it.

       The following table and notes thereto set forth, as of March 31, 1994 (unless otherwise noted below), the number of shares of common stock of the Corporation beneficially owned by all directors and nominees for directors of the Corporation, the Named Executive Officers (as defined under "Executive Management Compensation") and all directors and executive officers of the Corporation as a group. Unless otherwise noted, the person named has sole voting and investment power over the shares reflected opposite his name. The Corporation has been provided such information by its directors, nominees for directors and executive officers.

                                                                       Amount and
                                                                        Nature of
                                                                       Beneficial           Percent
              Name of Beneficial Owner                                  Ownership           of Class
              -------------------------                                 ---------           ---------
       James A. Bach  . . . . . . . . . . . . . . . . . . . .             488,583 (a)         3.40%
       Clifford L. Marquart . . . . . . . . . . . . . . . . .             386,016 (a)         2.69
       Tracy L. Noll  . . . . . . . . . . . . . . . . . . . .              95,194 (a)          .66
       John P. Clarson  . . . . . . . . . . . . . . . . . . .               8,355 (a)          .58
       Thomas O. Hicks  . . . . . . . . . . . . . . . . . . .           7,822,946 (b)        54.41
       C. Dean Metropoulos  . . . . . . . . . . . . . . . . .              20,500 (c)          .14
       John R. Muse . . . . . . . . . . . . . . . . . . . . .              56,618 (d)          .39
       Charles W. Tate  . . . . . . . . . . . . . . . . . . .              23,382              .16
       Arnold L. Chavkin  . . . . . . . . . . . . . . . . . .             712,900 (e)         4.96
       Jack W. Evans  . . . . . . . . . . . . . . . . . . . .              39,006              .27
       Jim L. Turner  . . . . . . . . . . . . . . . . . . . .              39,006              .27
       All Directors and
        Executive Officers as a group . . . . . . . . . . . .           9,203,923 (f)        64.02

       (a) Includes presently exercisable options to purchase 395,374; 313,514; 89,194; and 5,383 shares of common stock, held by Messrs. Bach, Marquart, Noll and Clarson, respectively. Mr. Bach, on March 17, 1994, resigned as a director, President and Chief Executive Officer of the Corporation and as an officer of its subsidiaries.

       (b) Includes (i) 203,002 shares of common stock held directly of record by Mr. Hicks; (ii) 141,052 shares held by various trusts for which Mr. Hicks is either the custodian or a trustee; (iii) 3,473,100 shares of common stock held directly of record by HMCM; and (iv) 4,005,792 shares of common stock subject to a Stockholders' Agreement pursuant to which the holders have agreed to vote their shares for HMCM's nominees to the Board of Directors. For a discussion of the relationship of Mr. Hicks to HMCM, see note (a) to the first table appearing above. Mr.
              Hicks disclaims beneficial ownership of all shares of common stock not held of record by him.

       (c) Includes (i) 3,500 shares of common stock held directly of record by Mr. Metropoulos; (ii) 4,000 shares of common stock held by an immediate family member; and (iii) 13,000 shares of common stock for which Mr. Metropoulos is either the custodian or trustee. Mr. Metropoulos disclaims beneficial ownership of any common stock not directly held of record by him.

              On December 14, 1993, the Board of Directors of the Corporation authorized the Compensation Committee to grant to Mr. Metropoulos options to purchase up to 600,000 shares of common stock of the Corporation at the fair market value of such shares as determined on the date of grant. On February 15, 1994, the Compensation Committee approved a form of stock option agreement pursuant to which the Corporation would grant to Mr. Metropoulos such options. Pursuant to the terms of such agreement, one-third of such options will be immediately vested. The remaining options will vest in equal amounts on the first and second anniversary dates of the original grant.

       (d) Includes (i) 51,848 shares of common stock held directly by Mr. Muse and (ii) 4,770 shares of common stock held by various trusts for which Mr. Muse is the custodian.

       (e) Mr. Chavkin holds no shares of common stock directly. Mr. Chavkin is a general partner of Chemical Venture Partners which is the general partner of Chemical Equity Associates ("CEA") which directly holds all the shares listed. Accordingly, Mr. Chavkin may be deemed to be the beneficial owner of shares of common stock held by CEA. Mr. Chavkin disclaims beneficial ownership of any common stock not directly held of record by him.

       (f)    Excludes 488,583 shares of common stock beneficially owned by Mr.
              Bach.

                             DIRECTORS AND OFFICERS

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

       The Corporation has a standing Audit Committee, the members of which are Messrs. Jack W. Evans and Jim L. Turner. Two meetings were held by such committee during the year ended December 31, 1993. The principal functions performed by such committee included nomination of the independent auditors of the Corporation, review of the proposed scope of the independent audits and the results thereof, review with management personnel of the independent auditors' observations on financial policy, controls and personnel, and conferring with the chief financial officer concerning the audit.

       The Corporation has a standing Compensation Committee consisting of Messrs. Jim L. Turner and Jack W. Evans. Mr. Hicks served as a member of the Compensation Committee until his resignation December 14, 1993. Mr. Turner was appointed to the Compensation Committee on December 14, 1993. The committee, as a stock option committee, acted twice by unanimous consent during the last fiscal year. The functions performed by such committee included making a recommendation to the Board of Directors as to the salaries and bonuses of the three most senior executive officers and administering the Corporation's stock option plans.

       The Corporation has a standing Executive Committee consisting of Messrs.
C. Dean Metropoulos, Clifford L. Marquart and John R. Muse. Mr. Bach served as a member of the Executive Committee until his resignation March 17, 1994. Mr. Metropoulos was appointed to the Executive Committee on March 17, 1994. No meetings were held by such committee during the last fiscal year and the committee did not vote by unanimous consent during the past fiscal year. The functions performed by such committee include managing the business affairs of the Corporation during the interval between regular and special meetings of the Board of Directors. The committee is subject at all times to the control and direction of the Board.

       The total number of meetings of the Board of Directors held during the year ended December 31, 1993 was five. The Board of Directors voted by unanimous consent three times during the last fiscal year. During 1993, no director of the Corporation attended less than 75% of the total number of meetings of the Board of Directors and all committees on which such director served. Mr. Hicks resigned on December 14, 1993 from the Board of Directors and all committees on which he served. Mr. Metropoulos was appointed Chairman and a member of the Board of Directors on December 14, 1993.

       At the annual meeting seven directors are to be elected to serve for one-year terms and until their respective successors are elected and qualified, in accordance with the provisions of the Bylaws. The Corporation does not have a nominating committee; the Board of Directors has nominated the directors to stand for election at the annual meeting. Each of the persons nominated presently serves as a director of the Corporation. The Board of Directors will accept for consideration stockholders' nominations of directors if made in writing. The nominee's written consent to the nomination and sufficient background information on the candidate must be included to enable the Board of Directors to make an informed judgement as to his or her qualifications. Nominations must be addressed to the Chairman of the Board of Directors and must be received no later than December 12, 1994 in order to be considered for the next annual meeting.

       Unless a stockholder requests that voting of the proxy be withheld for any one or more of the nominees for director by so directing on the proxy card, the shares represented by an executed proxy will be voted for election, as directors, of the seven nominees hereinafter named. If any nominee becomes unavailable for any reason (which event is not anticipated), the shares represented by an executed proxy may be voted for such other person as may be determined by the holders of such proxy. The vote of a plurality of the Corporation's stock represented in person or by proxy at the annual meeting will be necessary for the election, as director, of each nominee. Only shares of common stock that are voted in favor of a nominee will be counted toward that nominee's achievement of a plurality. Votes "withheld" or abstaining from voting are counted for quorum purposes, but since they are not cast "for" a particular matter, they will have the same effect as negative votes or votes "against" a particular matter. Broker non-votes (shares not voted by broker-dealers because they are not authorized to vote in absence of instructions from beneficial owners) are counted for quorum purposes, but will have no effect on the outcome of the election of directors. As discussed under "Stockholders' Agreements," HMCM, through shares owned directly by it and through shares it has the power to vote pursuant to a conditional irrevocable proxy, controls more than a majority of the outstanding shares of common stock of the Corporation, and has indicated that it will vote in favor of the nominees to the Board of Directors, thus ensuring the election as a director of each nominee named herein.

INFORMATION CONCERNING NOMINEES AND DIRECTORS

       The information appearing in the following table and the notes thereto, with respect to the principal occupation or employment of each of the directors and nominees during the past five years and their present directorships, has been furnished to the Corporation by the respective nominees. Unless otherwise stated, the Corporation is the organization in which the nominee holds the position indicated.

                                                                          Date Term
          Name and Principal Occupation                       Age           Expires     Director Since
          -----------------------------                       ---         ----------    --------------
       C. Dean Metropoulos                                    47          May 1994        December 1993
         Chairman of the Board, President and
         Chief Executive Officer

       Arnold L. Chavkin                                      42          May 1994        October 1991
         General Partner of Chemical Venture Partners

       Jack W. Evans                                          71          May 1994        May 1991
         Chief Executive Officer and
         President of Jack Evans Investments, Inc.

       Clifford L. Marquart                                   54          May 1994        April 1990
         Executive Vice President and
         Chief Operating Officer

       John R. Muse                                           43          May 1994        March 1991
         Managing Director and Principal
         of Hicks, Muse, Tate & Furst Incorporated

       Charles W. Tate                                        49          May 1994        August 1991
         Managing Director and Principal of the New York
         affiliate of Hicks, Muse, Tate & Furst Incorporated

       Jim L. Turner                                          48          May 1994        May 1991
         Chairman of the Board and President of
         Dr Pepper Bottling Company of Texas

       C. Dean Metropoulos is the Chairman of the Board and Chief Executive Officer of C. Dean Metropoulos & Partners of New York, a private investment firm, having served since its inception in November, 1993. From 1983 to June 1993 Mr. Metropoulos was Chairman and Chief Executive Officer of Stella Foods, Inc. a national manufacturer, marketer and distributor of specialty cheeses. Mr. Metropoulos, on March 17, 1994, was elected President and Chief Executive Officer of the Corporation.

       Arnold L. Chavkin is a general partner of Chemical Venture Partners ("CVP") and the President of Chemical Investments, Inc., an affiliate of CVP. Mr. Chavkin has been a general partner of CVP since January 1992 and has served as the President of Chemical Investments, Inc. since March 1991. CVP is a general partnership which invests in leveraged buyouts, recapitalizations, growth equities and venture situations. CVP and Chemical Investments, Inc. are affiliates of Chemical Banking Corporation. Mr. Chavkin is also a director of Reading & Bates Corporation, Multi Market Communications and RHI Entertainment, Inc. Prior to joining Chemical Investments, Inc. in August 1985, Mr. Chavkin was a specialist in investment and merchant banking at Chemical Bank for six years.

       Jack W. Evans is the Chief Executive Officer and President of Jack Evans Investments, Inc. and a director of Brinker International. Prior to forming his private investment firm in October 1990, Mr. Evans was Chairman, President and Chief Executive Officer of the Cullum Companies, the parent corporation of the Tom Thumb grocery store chain, from June 1983 until his retirement in October 1990. Mr. Evans also served as Mayor of the City of Dallas from 1981 to 1983. Mr. Evans serves as a director of Randall's Food Markets, American Title Company and Texas Utilities.

       Clifford L. Marquart was the President and Chief Executive Officer of S. Gumpert & Co. Inc. and American Kitchen Products Corporation (two affiliated food processing companies) from April 1986 until joining the Corporation in February 1989. From November 1983 to April 1986, Mr. Marquart was the President of Fleur de Lait Foods Limited (an international cheese corporation) based in the United States. From 1978 to 1986, Mr. Marquart held several senior marketing positions with Bongrain, S.A. (an international foods corporation) based in France and the United States.

       John R. Muse is Executive Vice President, Managing Director and Principal of Hicks Muse, a private investment firm, having served since its inception in May 1989. From 1984 to 1989, Mr. Muse was Managing Director of Prudential Securities Incorporated in Dallas, Texas, where he served as head of investment/merchant banking activities for the southwestern region of the United States. Mr. Muse serves as a director of Hat Brands, Inc., Life Partners Group, Inc., The Morningstar Group Inc., Neodata Corporation, and Trident NGL, Inc.

       Charles W. Tate is an Executive Vice President, Managing Director and Principal of Hicks Muse, a private investment firm, having served since joining Hicks Muse in 1991. Prior to joining Hicks Muse, Mr. Tate was employed for 19 years by Morgan Stanley & Co. Incorporated and last served as a Managing Director in Morgan Stanley's Merchant Banking Division. Mr. Tate serves as a director of Berg Electronics, Inc., DESA International, Inc., Hat Brands, Inc.,
G. Heileman Brewing Company, Inc., The Morningstar Group Inc., and Wirekraft/Burcliff Industries, Inc.

       Jim L. Turner is the Chairman of the Board and President of Dr Pepper Bottling Company of Texas, one of the largest independent bottling companies in the United States. Prior to joining Dr Pepper Bottling Company of Texas in March 1985, Mr. Turner was a senior vice-president (bottling operations) of the Dr Pepper Company from February 1982 to March 1985.

COMPENSATION OF DIRECTORS

       During 1993, Messrs. Evans and Turner received $1,000 for each meeting they attended and $1,000 per month as compensation for their services as directors, the remaining directors, who were affiliates of the Corporation, received no compensation for their services as directors. The Corporation reimbursed all of its directors for expenses reasonably incurred by them in the discharge of their duties. The Corporation expects to continue such director compensation policy.

       The Corporation entered into an Advisory Agreement dated October 1, 1993, pursuant to which C. Dean Metropoulos will provide advisory services to the Corporation. The term of this Agreement is three years and is cancelable by either party at any time. As compensation for such services, the Corporation pays Mr. Metropoulos a monthly fee of $20,833 plus all reasonable expenses incurred in connection with his services. During 1993, the Corporation paid a total of $62,500 in monthly fees and reimbursed $25,000 in expenses pursuant to this Agreement.



                       EXECUTIVE MANAGEMENT COMPENSATION

CASH COMPENSATION

       The following table sets forth all compensation, including bonuses, stock option awards and other payments, paid or accrued by the Corporation during the fiscal years shown below, to or for the Chief Executive Officer and the three other most highly compensated executive officers (the Chief Executive Officer and such other officers collectively being the "Named Executive Officers") of the Corporation. The Named Executive Officers of the Registrant constitute all of the executive officers of the Registrant. Pursuant to transition rules promulgated by the Securities and Exchange Commission, no information for "All Other Compensation" is presented for the year ended December 31, 1991.

                           SUMMARY COMPENSATION TABLE

                                       Annual Compensation          Long-Term Compensation
                                      ----------------------        ----------------------
Name and                                                              Securities Awards         All
Principal                                                                Underlying            Other
Position                       Year    Salary ($)     Bonus ($)          Options (#)       Compensation ($) (a)
- --------                       ----    ----------     ---------       -----------------   ---------------------
James A. Bach                  1993    469,438.30    164,714.39                -0-            4,421.19
President and Chief            1992    396,699.23    145,891.96                -0-            1,990.08

Executive Officer              1991    321,153.89    282,528.59            395,374

Clifford L. Marquart           1993    391,406.47    137,334.80                -0-            4,643.19
Executive Vice President       1992    335,907.27    121,641.06             18,000            2,212.08
and Chief Operating Officer    1991    275,961.51    232,424.50            307,514

Tracy L. Noll                  1993    239,963.14     84,197.09                -0-            7,239.58
Vice President and             1992    203,467.45     74,575.59             16,000            5,874.24
Chief Financial Officer        1991    173,269.28    151,710.70             87,861

John P. Clarson                1993    114,807.77     27,743.26                -0-            2,541.83
Vice President, Secretary      1992    108,653.85     23,648.58              4,000            1,675.41
and General Counsel            1991    102,846.13     30,096.07              4,050

(a) "All Other Compensation" includes premiums of $2,964, $2,964 and $2,964 paid by the Corporation for insurance for Messrs. Bach, Marquart and Noll, respectively, and contributions by the Corporation to its 401(k) savings plan of $1,391.19, $1,391.19, $4,173.58 and
      $2,530.61 on behalf of Messrs. Bach, Marquart, Noll and Clarson, respectively.


STOCK OPTION PLANS

    There were no stock options granted to the Named Executive Officers during 1993.

    The following table reflects information with respect to option exercises during 1993 and unexercised options granted under the Corporation's stock option plans and held by the Named Executive Officers at December 31, 1993.


              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                        DECEMBER 31, 1993 OPTION VALUES

                                                                                           Value of Unexercised
                                                    Number of Securities Underlying         In-the-Money Options
                       Shares                    Unexercised Options At Fiscal Year End      At Fiscal Year End
                      Acquired         Value     --------------------------------------    ---------------------
Name                 on Exercise      Realized     Exercisable    Unexercisable           Exercisable  Unexercisable
- ----                 -----------      --------   -------------    -------------           -----------  -------------
James A. Bach               0         $     0       308,290          107,084               1,301,508      404,531

Clifford L. Marquart        0               0       240,599           84,915               1,012,295      314,628

Tracy L. Noll           4,000          28,760        68,362           31,499                 271,970       89,890

John P. Clarson             0               0         3,583            4,467                   9,709        7,767

THE MORNINGSTAR GROUP INC. STOCK PRICE PERFORMANCE

         The following graph depicts the Corporation's stock price performance from April 24, 1992 (the date on which quotations for the Corporation's common stock first appeared on the NASDAQ National Market System) through December 31, 1993 relative to the performance of the NASDAQ Stock Market (US Companies) and the NASDAQ Food and Kindred Products Index (published by the Center for Research in Security Prices of the University of Chicago Graduate School of Business). The following graph also illustrates the performance of the NASDAQ Stock Market (US Companies) Index and the NASDAQ Food and Kindred Products index from December 31, 1987 through December 31, 1993. All indices shown in the graph have been reset to a base of 100 as of April 24, 1992, and assume an investment of $100 on that date and the reinvestment of dividends paid since that date.


               COMPARISON OF FIVE YEAR-CUMULATIVE TOTAL RETURNS

                                   {GRAPH}


                                      12/30/88     12/29/89      12/31/90       12/31/91         4/24/92       12/31/92     12/31/93
                                      --------     --------      --------       --------         -------       --------     --------
The Morningstar Group                                                                            100.0          109.1          67.0
Nasdaq Stock Market (US Companies)      62.0         75.2          63.8          102.4           100.0          119.1         135.9
Food and Kindred Products               58.0         79.4          83.1          106.6           100.0          113.2         120.9

EMPLOYMENT AGREEMENTS

       The Corporation has entered into employment agreements with each of Messrs. Bach, Marquart and Noll, which (i) specify each executive's initial base salary and provide for adjustments of this base salary each year during the executive's employment based upon a published inflation index; (ii) provide for a quarterly bonus ranging from zero to 200% of base salary based upon a formula related to the Corporation's cash flow; (iii) provide fully paid medical and dental insurance for the executive and his family; (iv) provide for reimbursement of an amount equal to 150% of premiums for disability insurance policies for coverage should the executive become disabled for more than six months; (v) provide for the grant of stock options to each such executive; (vi) provide for payments totalling two and one-half times the executive's then annual base salary if such executive's employment is terminated without cause or by each such executive after either a change of control (as defined) or a material change in the terms or duties of the executive's employment; (vii) with respect to Messrs. Bach and Marquart, provide for their election to the Corporation's Board of Directors during the term of their employment agreements; and (viii) terminate on February 28, 1995, unless terminated earlier due to death, disability or otherwise. The base salaries set for Messrs. Bach, Marquart and Noll under their employment agreements in 1993 were $469,876, $391,771 and $240,187 respectively. Messrs. Bach, Marquart and Noll have waived any quarterly bonus payments that might be otherwise due under their employment agreements in connection with the Corporation's performance during 1994. Mr. Bach, on March 17, 1994, resigned as a director, President and Chief Executive Officer of the Corporation and as an officer of the Corporation's subsidiaries. Pursuant to the terms of Mr. Bach's Employment Agreement, Mr. Bach will receive severance payments totaling $1,174,690 in cash.

APPROVAL OF THE CORPORATION'S
1994 INCENTIVE AND NONSTATUTORY STOCK OPTION PLAN

       The Corporation is submitting for approval the Corporation's 1994 Incentive and Nonstatutory Stock Option Plan (the "Plan"). The following provides a summary of the material terms of the Plan, a copy of which is attached hereto and incorporated herein by reference. Reference is hereby made to the Plan, and the description of its terms contained herein shall be deemed qualified in its entirety by such reference.

       The Corporation is seeking approval of the Plan by the holders of a majority of the outstanding common stock in order to qualify the Plan under Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Qualification of the Plan under Rule 16b-3 will exempt certain transactions by Plan participants from the short-swing liability provisions of
Section 16(b) of the Exchange Act. In addition, the Corporation is seeking approval of the Plan by the separate vote of the holders of a majority of the outstanding common stock in order to qualify for the "performance-based compensation" exception of Section 162(m)(4)(C) of the Internal Revenue Code of 1986, as amended (the "Code"), to the newly-enacted limitation on the deduction of certain compensation payments to certain employees in excess of $1,000,000. Any options granted under the Plan with an exercise price less than the Fair Market Value (as defined) of the Corporation's common stock on the date of grant will be subject to the Section 162(m) deduction limitation.

       Pursuant to the Plan, the Corporation will grant options to purchase shares of its common stock to key employees of the Corporation or its subsidiaries (including officers and directors who are also employees) and certain other eligible persons. Key employees are employees of the Corporation (or a related entity) who are regularly employed on a salaried basis on the date of grant of the option whom the Stock Option Committee (as defined below) identifies as having a direct and significant effect on the performance of the Company (or a related entity).

Other eligible persons are persons or entities that the Stock Option Committee designates as eligible for options grants because such person or entity performs bona fide consulting, advisory or other services for the Corporation (or a related entity) and the Board of Directors or the Stock Option Committee determines that such person or entity has a direct or significant effect on the financial development of the Corporation (or a related entity). The purpose of the Plan is to provide an incentive to certain key employees of the Corporation and its subsidiaries and certain other eligible persons to remain in the service of the Corporation, to provide an opportunity for employees to acquire a proprietary interest in the Corporation so that they will apply their best efforts for the benefit of the Corporation, and to aid the Corporation in attracting able persons to enter the service of the Corporation and its subsidiaries.

THE PLAN

       General. The Plan was approved and adopted by the Corporation's Stock Option Committee on March 30, 1994 and ratified by the Corporation's Board of Directors on April 1, 1994. The Plan shall not become effective until the holders of a majority of the outstanding shares of common stock of the Corporation have approved the Plan in a separate vote. The aggregate number of shares as to which options may be granted under the Plan is 250,000 (all stock numbers used herein are subject to adjustment in the event of stock splits, reverse stock splits, and certain corporate reorganizations). The maximum number of shares of the Corporation's common stock with respect to which options may be granted pursuant to the Plan to a key employee or other eligible person is 225,000 (including any options which are cancelled or expire).

       Options granted pursuant to the Plan shall be either incentive options (which are intended to meet the requirements of Section 422 of the Code) or non-qualified options (which do not meet the requirements of Section 422 of the Code). Pursuant to the Plan, no incentive options may be granted after ten
(10) years from the date the Plan is adopted by the Corporation. Subject to certain additional limitations, no option by its terms shall be exercisable after the expiration of ten (10) years from the date of grant of such option, or such other period (in the case of non-qualified options) or such shorter period (in the case of incentive options) as the Stock Option Committee in its sole discretion may determine. The exercise price of any non-qualified option may not be less than par value of the common stock on the date of the grant of such option. The exercise price of any incentive options or options intended to comply with Section 162(m)(4)(C) of the Code (and be exempt from the deduction limitation imposed by Section 162(m)) shall not be less that 100% of the fair market value (as defined below) per share of the common stock on the date of grant of such options (or 110% in the case of certain incentive options). The fair market value of the common stock shall mean the last reported sale price of such common stock as reported on the principal national securities exchange on which the shares of common stock are then listed on the date of such grant, or if such common stock is not listed on a national securities exchange, the last reported bid price in the over-the-counter market, or if such shares are not traded in the over-the-counter market, the value of such common stock on such date as determined by the Stock Option Committee in good faith.

       Subject to certain limitations in the case of incentive options, an optionee under the Plan must pay the full option price upon exercise of an option either (i) in cash, (ii) by any other means acceptable to the Stock Option Committee, by delivery of shares of common stock already owned by such optionee (including shares to be received upon exercise of the option) and having a fair market value at least equal to the exercise price. The Corporation may require the optionee to satisfy the Corporation's federal tax withholding obligations with respect to the exercise of options by (i) additional withholding from the optionee's salary, (ii) requiring the optionee to pay cash, or (iii) reducing the number of shares of common stock to be issued (except in the case of incentive options).

       Options granted under the Plan are not transferable other than by will or the laws of descent and distribution and are exercisable during an optionee's lifetime only by such optionee or by such optionee's legal guardian or legal representative. In the event of the death of any optionee, the estate of such optionee shall have the right, at any time and from time to time within one (1) year after the date of death, unless a longer or shorter period is expressly provided in such option or established by the Stock Option Committee (but not after the expiration date of the option), to exercise such optionee's option. If the employment of any optionee is terminated because of Disability (as defined in the Plan), such optionee shall have the right to exercise such option within one (1) year after the date of death, unless a longer or shorter period is expressly provided in such option or established by the Stock Option Committee (but not after the expiration date of the option), after the date of such termination. If an optionee's employment was terminated for any reason other than such optionee's death or Disability, such optionee shall have the right to exercise his option in accordance with its terms, within 30 days after the date of such termination, unless a longer or shorter period is provided in such option or established by the Stock Option Committee (but not after the expiration date of the option). In the case of incentive options, (i) the option agreement shall not permit an optionee to exercise an incentive option more than three months after termination of employment and (ii) unless the option expressly provides otherwise, if such optionee's employment was terminated by the Corporation for good cause (as defined), or if the optionee voluntarily terminates employment without the consent of the Corporation, such optionee shall immediately forfeit all rights under his option except as to shares of stock already purchased.

       If a Change of Control, as defined in the Plan, shall occur, or if the Corporation shall enter into an agreement providing for a Change of Control, the Stock Option Committee may declare any or all options outstanding under the Plan to be exercisable in full at such time or times as the Stock Option Committee shall determine, notwithstanding the express provisions of such options. Each option accelerated by the Stock Option Committee in connection with a Change of Control pursuant to the preceding sentence shall terminate, notwithstanding any express provision thereof or any other provision of the Plan, on such date (not later than the stated exercise date) as the Stock Option Committee shall determine.

       Notwithstanding the foregoing and subject to certain exceptions, the Plan provides that the Board of Directors may amend, modify, or terminate the Plan at any time, with respect to options which are granted in the future under the Plan. The Board of Directors shall be authorized to amend the Plan and the options granted thereunder (i) to qualify as "incentive stock options" with the meaning of Section 422 of the Code, (ii) to comply with Rule 16b-3 (or any successor rule) promulgated under the Exchange Act, or (iii) to qualify the Plan under Section 162(m)(4)(C) of the Code.

       Administration of the Plan. The Plan provides that the Compensation Committee of the Board of Directors shall serve as the Stock Option Committee who will administer the Plan and will have all of the powers attendant thereto, including the power to grant options thereunder. The Plan provides that (i) unless otherwise determined by the Board of Directors, the Stock Option Committee shall consist of no fewer than two members of the Board of Directors,
(ii) as long as the Corporation has a class of equity securities registered under Section 12 of the Exchange Act, each member of the Stock Option Committee shall be a "disinterested person" as defined in Rule 16b-3(c)(2)(i) promulgated under the Exchange Act and (iii) each member of the Stock Option Committee shall be an "outside director" as such term is used in connection with Section 162(m)(4)(C) of the Code. Directors, Jack Evans and Jim Turner constitute the Stock Option Committee.

       The affirmative vote of the holders of a majority of the shares of the common stock present in person or represented by proxy at the meeting is required for approval of the Plan. Votes "withheld" or abstaining from voting are counted for quorum purposes, but since they are not cast "for" a particular matter, they will have the same effect as negative votes or votes "against" a particular matter. Broker non-votes (shares not voted by broker-dealers because they are not authorized to vote in absence of instructions from beneficial owners) are counted for quorum purposes, but will have no effect on the outcome of the election of directors.

       A representative of the Corporation will be present at the meeting and will be available to respond to appropriate questions concerning the Plan.

       The Board of Directors favors a vote for the approval of the Plan. Unless a contrary indication is specified, the shares presented by the enclosed proxy will be so voted.


                            FEDERAL TAX CONSEQUENCES
                                  OF THE PLAN

       An optionee will realize no taxable income at the time a stock option is granted under the Plan.

       With regard to incentive stock options, no income will be recognized by an optionee upon transfer to him of shares pursuant to his exercise of an incentive stock option. In order to avail himself of this tax benefit, the optionee must make no disposition of the shares so received before he has held such shares for at least one year and at least two years have passed since he was granted the option. Assuming compliance with this and other applicable tax provisions, an optionee will realize long-term capital gain or loss when he disposes of his shares, measured by the difference between the option price and the amount received for the shares at the time of disposition. If the optionee disposes of shares acquired by exercise of the option before the expiration of the above-noted periods, any amount realized from such disqualifying disposition will be taxable as ordinary income in the year of disposition to the extent that the lessor of:

       (a) the fair market value of the shares on the date the option was exercised, or

       (b)    the amount realized upon such disposition,

exceeds the option price. Any amount realized in excess of fair market value on the date of exercise will be treated as long or short-term capital gain, depending upon the holding period of the shares. If the amount realized upon such disposition is less that the option price, the loss will be treated as long or short-term capital loss, depending upon the holding period of the shares. In this connection, the optionee's holding period for shares acquired on exercise of an Option will begin on the date after the date the Option is exercised. For purposes of the alternative minimum tax, the optionee shall recognize income upon the transfer of shares to him pursuant to the exercise of the incentive stock option in an amount equal to the difference between the fair market value of the shares and the option price.

       With regard to non-qualified options, ordinary income generally will be realized by the optionee at the time of his exercise of an option, except with respect to shares which are subject to a substantial risk of forfeiture on the date of the exercise of the option ("Nonvested Shares"), if any. The amount of income generally will be equal to the difference between the option price and the fair market value of the shares on the date of exercise. Tax withholding is required on such income. When an optionee disposes of shares acquired upon the exercise of the option, any amount received in excess of the fair market value of the shares on the date of exercise will be treated as long or short-term capital gain, depending upon the holding period of the shares, and if the amount received is less than the fair market value of the shares on the date of exercise, the loss will be treated as long or short-term capital loss, depending upon the holding period of the shares. Again, the optionee's holding period for shares will begin on the day after the date of exercise.

       With respect to any Nonvested Shares, Section 83(b) of the Code permits the optionee to elect, not more than 30 days after the date of exercise of the option to acquire the Nonvested Shares, to include as ordinary income the difference between the fair market value of the Nonvested Shares and the option exercise price at the time of exercise. If no Section 83(b) election is made, then the ordinary income inclusion occurs on the date the Nonvested Shares become vested (because they are no longer subject to a substantial risk of forfeiture or are transferable), and the amount of such inclusion will be the spread between the option exercise price and fair market value of the shares at the time they vest. The optionee's holding period in Nonvested Shares will begin on the date after the date of exercise, if a Section 83(b) election is made; otherwise, the holding period will begin the day after the shares vest.

       If the optionee pays the option price by tendering other vested shares of common stock of the Corporation then owned by the optionee, the difference between the fair market value and adjusted basis of the tendered shares will not produce a taxable gain or loss to the optionee; however, the optionee's tax basis for an equal number of acquired shares will be the same as the optionee's tax basis for the tendered shares. The remaining acquired shares will have an original tax basis equal to the sum of the amount paid in cash, if any, plus any amount which the optionee is required to recognize as income as a result of the exercise of the option.

       Special rules may apply to optionees who are subject to Section 16(b) of the Exchange Act as a consequence of their exercise of an option. While an exercise of an option will not be a "purchase" of a security for purposes of
Section 16(b) of the Exchange Act unless the option is out-of-the-money, the optionee may nonetheless be subject to Section 16(b) of the Exchange Act if the optionee has exercised the option within six months of grant or if the optionee has purchased other shares within six months before the exercise of the option. In that case, the common stock received upon exercise of the option may be treated as restricted property subject to a substantial risk of forfeiture (i.e., as Nonvested Shares) for purposes of Section 83 of the Code until such shares are no longer subject to Section 16(b) of the Exchange Act for purposes of Section 83 of the Code. Unless the optionee makes a Section 83(b) election, the optionee would recognize ordinary income when his shares are no longer subject to Section 16(b) for purposes of Section 83 of the Code (i.e., up to six months after the date on which the shares are acquired), in the amount by which the fair market value of the common stock at such later date exceeds the option price. Under Section 83(b), the optionee may elect to recognize income as of the date the option is exercised in an amount equal to the excess of the fair market value of the shares acquired on such date (determined without regard to Section 16(b) restrictions) over the option price.

       No deduction will be allowed to the Corporation for federal income tax purposes at the time of the grant or exercise of an incentive stock option. At the time of a disqualifying disposition by an optionee, the Corporation will be entitled to a deduction for the amount taxable to the optionee as ordinary income. The Corporation generally will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the employee is considered to have realized ordinary income in connection with the exercise of a non-qualified option, assuming compliance with required federal tax withholding and the requirements of Section 162 of the Code. In the event that the Corporation has publicly held equity securities at the time the employee realizes ordinary income as a consequence of the exercise of an option granted under the Plan, then with respect to certain employees (the Chief Executive Officer and the four most highly-compensated executive officers (other than the Chief Executive Officer)), the deduction for compensation during the taxable year is limited to $1,000,000 for each such person unless the requirements for the "performance-based compensation" exception of Section 162(m)(4)(C) of the Code have been satisfied. Options issued under the Plan may or may not qualify for the performance based compensation "exception depending on whether the option exercise price is at least the Fair Market Value of the Corporation's common stock on the date of grant.

       The foregoing discussion is based upon present federal income tax laws, and thus is subject to change when laws change.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

       As the members of the Compensation Committee of the Board of Directors, it is our responsibility to review compensation matters related to the three most senior executive officers of the Corporation and to administer the Corporation's stock option plans. Based on our review of those matters, the Compensation Committee makes its recommendations to the Board of Directors for approval. As a matter of practice, the Chief Executive Officer, as part of his responsibility for the day-to-day operations of the Corporation, has the authority to establish compensation for executive officers other than the three most senior executive officers and for all other employees of the Corporation.

       The Compensation Committee believes that senior executive compensation should be closely aligned with the performance of the Corporation on both a short-term and long-term basis. To that end, the Compensation Committee's policy is that the compensation for senior executives should consist of three components: (i) an annual base salary, (ii) the potential to earn bonuses each fiscal quarter, the amount of which is dependent on the Corporation's operating performance during the prior fiscal quarter and (iii) stock option awards designed to align stockholder interests with those of management by providing long-term incentives for the Corporation's key employees. The number of stock options granted to employees generally is made after reviewing proposals made by the Chief Executive Officer and consideration of the relative responsibilities of the option recipients, past grants made to the recipients and (in the case of the three most senior executive officers) the terms of applicable employment agreements. No stock options were awarded to the Named Executive Officers during 1993 as the Committee determined that such Named Executive Officers had sufficient incentives by virtue of options previously granted.

       In making compensation decisions, it has been the practice of the Compensation Committee to meet with the Chief Executive Officer of the Corporation at such times as he believes appropriate to review compensation matters relating to the three most senior executive officers of the Corporation. The Chief Executive Officer typically has presented the Compensation Committee with his proposals as to the appropriate compensation level for the three most senior executive officers (including himself). The Compensation Committee reviews the Chief Executive Officer's proposals in light of compensation surveys prepared by outside compensation consultants and with a view to ensuring that the proposed compensation balances rewards for short-term and long-term corporate performance. Based on its review of the Chief Executive Officer's proposals, the Compensation Committee recommends senior executive compensation packages to the Board of Directors for approval. When appropriate, the three most senior executive officers' employment agreements have been amended, or certain provisions waived, to reflect the compensation arrangements approved by the Board of Directors. For the year ended December 31, 1993, the Chief Executive

Officer's compensation (salary, bonus and stock option awards) was determined by reference to the terms of his employment agreement. See "Executive Management Compensation -- Employment Agreements."

       It has been the policy of the Compensation Committee that the annual salary of the three most senior executive officers should be competitive, but not at the highest level earned by executives having comparable responsibilities at other companies of similar size as measured by revenues, however this group is not necessarily comprised of the Food and Kindred Products Company reflected on the Performance Graph on page 9 hereof. Instead, a significant portion of each senior executive's annual compensation is "at risk" in that those officers are provided with the opportunity to earn significant quarterly bonuses based on the Corporation's performance against specified cash flow targets. On an annual basis, bonuses may range from zero (if the Corporation fails to attain at least 90% of its cash flow target) to 200% of the executives' base salary (if the Corporation attains 120% or more or its cash flow target). The formula for determining the amount of available bonuses is specified in the employment agreements relating to the three most senior executive officers. However, the cash flow targets against which these bonuses are earned are established by the Board of Directors and have increased year to year. During the year ended December 31, 1993, the bonuses paid to the three most senior executive officers approximated 35% of their annual salary for that year. Messrs. Bach and Noll have waived any bonus payments that might be otherwise due them in connection with the Corporation's performance during 1994. A similar bonus plan is in effect for other operating management of the Corporation.

       The new $1 million compensation limit prescribed by Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), is not expected to apply to or limit any of the Company's compensatory deductions for 1993. With the exception of options to be granted to Mr. Metropoulos, the Company presently intends to take the necessary steps to conform its compensation plans to comply with the rules promulgated under such Section 162(m) of the Code to avoid such limitation.



                                                   Jim L. Turner, Chairman
                                                   Jack D. Evans

COMPENSATION COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION

       During the year ended December 31, 1993, the members of the Compensation Committee of the Board of Directors were Mr. Hicks (who resigned from the Compensation Committee on December 14, 1993), Mr, Evans and Mr. Turner who was appointed to the Compensation Committee on December 14, 1993. Neither Mr. Hicks, Mr. Evans nor Mr. Turner served as an officer or employee of the Corporation or any of its subsidiaries during fiscal 1993.

       Mr. Hicks is the Chairman of the Board, Chief Executive Officer and controlling stockholder of Hicks Muse, which in turn is the ultimate general partner of HMCM. Hicks Muse and HMCM have certain relationships with the Corporation described below.

STOCKHOLDERS' AGREEMENTS

       In connection with the completion of the Corporation's public offering all the pre-offering stockholders of the Corporation entered into a stockholders' agreement (the "Stockholders' Agreement") which superseded and replaced two other stockholders' agreements. During the term of the Stockholders' Agreement, each party to the Stockholders' Agreement has agreed to vote such stockholder's shares of common stock for the election to the Corporation's Board of Directors of (i) all nominees of HMCM and (ii) during the terms of their employment agreements, James A. Bach and Clifford L. Marquart, and has granted to HMCM a conditional irrevocable proxy in order to ensure compliance with the voting provisions of the Stockholders' Agreement. The holders of a majority of the Corporation's outstanding shares of common stock are parties to the Stockholders' Agreement. The Stockholders' Agreement will be effective until the earliest to occur of (i) HMCM and holders of at least 662/3% of the shares of common stock subject to the Stockholders' Agreement consenting to the termination thereof, (ii) HMCM and its affiliates ceasing to own at least 5% of the Corporation's outstanding shares of common stock or (iii) February 5, 2002.

       During the term of the Stockholders' Agreement, in the event the Corporation proposes to file a registration statement under the Securities Act of 1933, as amended, the Corporation will notify the parties to the Stockholders' Agreement and will, subject to certain exceptions (including limitations imposed by any underwriters in connection with any offering), include in such registration statement the aggregate amount of common stock requested by such holders. The Corporation will pay all expenses incurred in connection with such registration of such selling stockholders' common stock, with the exception of fees, discounts and commissions payable to any underwriter.

       Thomas O. Hicks and John R. Muse are directors, officers and stockholders of Hicks Muse and Charles W. Tate is a director, officer and stockholder of Hicks Muse. Messrs. Muse and Tate are also directors of the Corporation. See "Voting Securities Outstanding, Security Ownership of Management and Principal Stockholders" and "Directors and Officers - Information Concerning Nominees and Directors".


FINANCIAL ADVISORY AGREEMENTS

       In March 1991, the Corporation entered into a financial advisory agreement with Hicks Muse pursuant to which Hicks Muse rendered financial advisory services to the Corporation in connection with the negotiation and financing of the 1991 restructuring and continues to provide financial advisory services to the Corporation. Such financial advisory agreement obligates the Corporation to offer Hicks Muse the opportunity to provide the Corporation with financial advisory services as necessary for future transactions on terms to be agreed upon between the Corporation and Hicks Muse. Pursuant to the financial advisory agreement, Hicks Muse has performed a variety of financial advisory services for the Corporation including, among other things, assisting the Corporation in negotiating its senior credit facilities, negotiating with underwriters in anticipation of the public offering, recruiting independent directors for the Corporation's Board of Directors, analyzing potential acquisitions and divestitures, and consolidating its insurance programs. The term of such financial advisory agreement, as amended as of April 30, 1992 and December 15, 1993, is ten years from April 30, 1992 and will continue from year to year thereafter, unless terminated by either party. As compensation for such services, the Corporation has agreed to pay Hicks Muse a fee of $28,500 per quarter during 1994, together with all reasonable expenses incurred in connection with its financial advisory services. During fiscal 1993, the Corporation paid Hicks Muse an aggregate of approximately $221,000 pursuant to the financial advisory agreement.

       On February 1, 1993, the Corporation and Hicks Muse entered into a letter agreement pursuant to which the Corporation engaged Hicks Muse as its exclusive financial advisor with respect to the March 31, 1993 acquisition of Favorite Foods, Inc. a subsidiary of Nestl# U.S.A. Inc. As compensation for its services, upon the closing of the acquisition, Hicks Muse received a fee of $420,000.00.

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

       The Board of Directors of the Corporation has appointed Arthur Andersen & Co. as independent auditors of the Corporation. Arthur Andersen & Co., certified public accountants, have been the independent auditors of the Corporation since April 1988. Although not formally required, the appointment of the independent auditors of the Corporation has been directed by the Board of Directors to be submitted to the stockholders for ratification as a matter of sound corporate practice. If the stockholders do not ratify the appointment of Arthur Andersen & Co., the appointment of the independent auditors will be reconsidered by the Board of Directors. If the stockholders ratify the appointment, the Board of Directors, in its discretion, may still direct the appointment of new independent auditors at any time during the year if the Board of Directors believes that such a change would be in the best interest of the Corporation.

       The affirmative vote of the holders of a majority of the shares of the common stock present in person or represented by proxy at the meeting is required for ratification of the appointment of the independent auditors.
Votes "withheld" or abstaining from voting are counted for quorum purposes, but since they are not cast "for" a particular matter, they will have the same effect as negative votes or votes "against" a particular matter. Broker non-votes (shares not voted by broker-dealers because they are not authorized to vote in absence of instructions from beneficial owners) are counted for quorum purposes, but will have no effect on the outcome of the election of directors.

       A representative of Arthur Andersen & Co. will be present at the meeting. Such representative will be given the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions.

       The Board of Directors favors a vote for the proposal to ratify the appointment of Arthur Andersen & Co. Unless a contrary indication is specified, the shares presented by the enclosed proxy will be so voted. In the event the appointment of Arthur Andersen & Co. should not be ratified by the stockholders, the Board of Directors will make another appointment, to be effective at the earliest feasible date.

                             STOCKHOLDERS' PROPOSAL

       Proposals by stockholders intended to be presented at the 1995 Annual Meeting of Stockholders must be received by the Corporation prior to December 12, 1994 in order for the proposals to be included in the proxy statement and proxy card relating to such meeting. It is suggested that proponents submit their proposals by certified mail, return receipt requested.

                                 OTHER MATTERS

       The Board of Directors knows of no other matters to be brought before the Annual Meeting of Stockholders; however, if any additional matters are properly brought before the meeting, the persons named in the enclosed proxy form will vote the proxies in their discretion in the manner they believe to be in the best interest of the Corporation.

       The enclosed form of proxy has been prepared at the direction of the Corporation, of which you are a stockholder, and is sent to you at the request of the Board of Directors. The proxies named herein have been designated by your Board of Directors.

       The Board of Directors of the Corporation urges you, even if you presently plan to attend the meeting in person, to execute the enclosed proxy and mail it as indicated immediately. You may revoke your proxy and vote in person if you are in fact able to attend.

                                        THE MORNINGSTAR GROUP INC.
                                        By Order of the Board of Directors


                                        /s/ JOHN P. CLARSON
                                            John P. Clarson
                                            Secretary

Dallas, Texas
April 12, 1994

                           THE MORNINGSTAR GROUP INC.

               1994 INCENTIVE AND NONSTATUTORY STOCK OPTION PLAN


1.       Purpose.

         The Morningstar Group Inc., a Delaware corporation (herein, together with its successors, referred to as the Company"), by means of this 1994 Incentive and Nonstatutory Stock Option Plan (the "Plan"), desires to afford certain individuals and key employees of the Company and any parent corporation or subsidiary corporation thereof now existing or hereafter formed or acquired (such parent and subsidiary corporations sometimes referred to herein as "Related Entities") who are responsible for the continued growth of the Company an opportunity to acquire a proprietary interest in the Company, and thus to create in such persons an increased interest in and a greater concern for the welfare of the Company and any Related Entities. As used in the Plan, the terms "parent corporation" and "subsidiary corporation" shall mean, respectively, a corporation within the definition of such terms contained in Sections 424(e) and 424(f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").
         The stock options described in Sections 6 and 7 (the "Options"), and the shares of Common Stock (as hereinafter defined) acquired pursuant to the exercise of such Options are a matter of separate inducement and are not in lieu of any salary or other compensation for services.

2.       Administration.

         The Plan shall be administered by the Option Committee, or any successor thereto, of the Board of Directors of the Company (the "Board of Directors"), or by any other committee appointed by the Board of Directors to administer this Plan (the "Committee"); provided, the entire Board of Directors may act as the Committee if it chooses to do so. The number of individuals that shall constitute the Committee shall be determined from time to time by a majority of all the members of the Board of Directors, and, unless that majority of the Board of Directors determines otherwise, shall be no less than two individuals. A majority of the Committee shall constitute a quorum (or if the Committee consists of only two members, then both members shall constitute a quorum), and subject to the provisions of Section 5, the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee, shall be the acts of the Committee. Whenever the Company shall have a class of equity securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), each member of the Committee shall be required to be (i) a "disinterested person" within the meaning of Rule 16b-3, as amended ("Rule 16b-3"), or other applicable rules under Section 16(b) of the Exchange Act and (ii) an "outside director" within the meaning of Section 162(m)(4)(C) of the Code and any regulations promulgated thereunder (hereinafter, collectively "Section 162"), and the Committee shall administer the Plan so as to comply at all times with the Exchange Act and Section 162.

         The members of the Committee shall serve at the pleasure of the Board of Directors, which shall have the power, at any time and from time to time, to remove members from or add members to the Committee. Removal from the Committee may be with or without cause. Any individual serving as a member of the Committee shall have the right to resign from membership in the Committee by written notice to the Board of Directors. The Board of Directors, and not the remaining members of the Committee, shall have the power and authority to fill vacancies on the Committee, however caused. The Board of Directors shall promptly fill any vacancy that causes the number of members of the Committee to be below two or, if the Company has a class of equity securities registered pursuant to Section 12 of the Exchange Act, any other number that Rule 16b-3 or
Section 162 may require from time to time.

3.       Shares Available.
         Subject to the adjustments provided in Section 9, the maximum aggregate number of shares of Common Stock, par value $0.01 per share, of the Company ("Common Stock") which may be granted for all purposes under the Plan shall be 220,000 shares. If, for any reason, any shares as to which Options have been granted cease to be subject to purchase thereunder, including the expiration of such Option, the termination of such Option prior to exercise, or the forfeiture of such Option, such shares shall thereafter be available for grants to such individual or other individuals under the Plan. Options granted under the Plan may be fulfilled in accordance with the terms of the Plan with
(i) authorized and unissued shares of the Common Stock, (ii) issued shares of such Common Stock held in the Company's treasury, or (iii) issued shares of Common Stock reacquired by the Company in each situation as the Board of Directors or the Committee may determine from time to time.

4.       Eligibility and Bases of Participation.

         Grants of Incentive Options (as hereinafter defined) and Non-Qualified Options (as hereinafter defined) may be made under the Plan, subject to and in accordance with Section 6, to Key Employees. As used herein, the term "Key Employee" shall mean any employee of the Company or any Related Entity, including officers and directors of the Company or any Related Entity who are also employees of the Company or any Related Entity, who are regularly employed on a salaried basis and who are so employed on the date of such grant, whom the Committee identifies as having a direct and significant effect on the performance of the Company or any Related Entity.

         Grants of Non-Qualified Options may be made, subject to and in accordance with Section 7, to any Eligible Non-Employee. As used herein, the term "Eligible Non-Employee" shall mean any person or entity of any nature whatsoever, specifically including an individual, a firm, a company, a corporation, a partnership, a trust, or other entity (collectively, a "Person"), that the Committee designates as eligible for a grant of Options pursuant to this Plan because such Person performs bona fide consulting, advisory, or other services for the Company or any Related Entity (other than services in connection with the offer or sale of securities in a capital-raising transaction) and the Board of Directors or the Committee determines that the Person has a direct and significant effect on the financial development of the Company or any Related Entity.

         The adoption of this Plan shall not be deemed to give any Person a right to be granted any Options.

5.       Authority of Committee.

         Subject to and not inconsistent with the express provisions of the Plan, the Code and, if applicable, Rule 16b-3 and Section 162, the Committee shall have plenary authority to:

         a. determine the Key Employees and Eligible Non-Employees to whom Options shall be granted, the time when such Options shall be granted, the number of Options, the purchase price or exercise price of each Option, the period(s) during which such Options shall be exercisable (whether in whole or in part), the restrictions to be applicable to Options and all other terms and provisions thereof (which need not be identical);

         b. require, as a condition to the granting of any Option, that the Person receiving such Option agree not to sell or otherwise dispose of such Option, any Common Stock acquired pursuant to such Option, or any other "derivative security" (as defined by Rule 16a-1(c) under the Exchange Act) for a period of six months following the later of (i) the date of the grant of such Option or (ii) the date when the exercise price of such

                  Option is fixed if such exercise price is not fixed at the date of grant of such Option, or for such other period as the Committee may determine;

         c. provide an arrangement through registered broker-dealers whereby temporary financing may be made available to an optionee by the broker-dealer, under the rules and regulations of the Board of Governors of the Federal Reserve, for the purpose of assisting the optionee in the exercise of an Option, such authority to include the payment by the Company of the commissions of the broker-dealer;

         d. provide the establishment of procedures for an optionee (i) to have withheld from the total number of shares of Common Stock to be acquired upon the exercise of an Option (other than an Incentive Option) that number of shares having a Fair Market Value (as defined in Section 17) which, together with such cash as shall be paid in respect of fractional shares, shall equal the Option exercise price, and (ii) to exercise a portion of an Option by delivering that number of shares of Common Stock already owned by such optionee having an aggregate Fair Market Value which shall equal the partial Option exercise price and to deliver the shares thus acquired by such optionee in payment of shares to be received pursuant to the exercise of additional portions of such Option, the effect of which shall be that such optionee can in sequence utilize such newly acquired shares in payment of the exercise price of the entire Option, together with such cash as shall be paid in respect of fractional shares; provided, however, that in the case of an Incentive Option, no shares shall be used to pay the exercise price unless such shares were not acquired through the exercise of an Incentive Option or, if so acquired, have been held for more than two years since the grant of such Option and for more than one year since the exercise of such Option;

         e. provide (in accordance with Section 12 or otherwise) the establishment of a procedure whereby a number of shares of Common Stock or other securities may be withheld from the total number of shares of Common Stock or other securities to be issued upon exercise of an Option (other than an Incentive Option) to meet the obligation of withholding for income, social security and other taxes incurred by an optionee upon such exercise or required to be withheld by the Company or a Related Entity in connection with such exercise;

         f. prescribe, amend, modify and rescind rules and regulations relating to the Plan;

         g. make all determinations permitted or deemed necessary, appropriate or advisable for the administration of the Plan, interpret any Plan or Option provision, perform all other acts, exercise all other powers, and establish any other procedures determined by the Committee to be necessary, appropriate, or advisable in administering the Plan or for the conduct of the Committee's business. Any act of the Committee, including interpretations of the provisions of the Plan or any Option and determinations under the Plan or any Option shall be final, conclusive and binding on all parties.

         The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Committee or any Person to whom it has delegated duties as aforesaid may employ one or more Persons to render advice with respect to any responsibility the Committee or such Person may have under the Plan; provided, however, that whenever the Company has a class of equity securities registered under Section 12 of the Exchange Act, the Committee may not delegate any duties to a member of the Board of Directors who, if elected to serve on the Committee, would not qualify as a "disinterested person" to administer the Plan as contemplated by Rule 16b-3, as amended, or other applicable rules under the Exchange Act, or as an "outside director" pursuant to Section 162. The Committee may employ attorneys, consultants, accountants, or other Persons and the Committee, the Company, and its officers and directors shall be entitled to rely upon the advice, opinions, or valuations of any such Persons. No member or agent of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan and all members and agents of the Committee shall be fully protected by the Company in respect of any such action, determination or interpretation.

6.       Stock Options for Key Employees.

         Subject to the express provisions of this Plan, the Committee shall have the authority to grant incentive stock options pursuant to Section 422 of the Code ("Incentive Options"), to grant non-qualified stock options (options which do not qualify under Section 422 of the Code) ("Non-Qualified Options"), and to grant both types of Options to Key Employees. No Incentive Option shall be granted pursuant to this Plan after the earlier of ten years from the date of adoption of the Plan or ten years from the date of approval of the Plan by the stockholders of the Company. Notwithstanding anything in this Plan to the contrary, Incentive Options may be granted only to Key Employees. The terms and conditions of the Options granted under this Section 6 shall be determined from time to time by the Committee; provided, however, that the Options granted under this Section 6 shall be subject to all terms and provisions of the Plan (other than Section 7), including the following:

         a. Option Exercise Price. The Committee shall establish the Option exercise price at the time any Option is granted at such amount as the Committee shall determine, which shall not in any event be less than the par value per share for each share of Common Stock issuable upon exercise of such Option; provided, that, in the case of an Incentive Option or an Option intended to qualify under Section 162, such price shall be not less than the Fair Market Value per share of Common Stock at the date the Option is granted; and provided, further, that in the case of an Incentive Option granted to a person who, at the time such Incentive Option is granted, owns shares of the Company or any Related Entity which possess more than 10% of the total combined voting power of all classes of shares of the Company or of any Related Entity, the option exercise price shall not be less than 110% of the Fair Market Value per share of Common Stock at the date the Option is granted. The Option exercise price shall be subject to adjustment in accordance with the provisions of Section 10 of the Plan.

         b. Payment. The price per share of Common Stock with respect to each Option exercise shall be payable at the time of such exercise. Such price shall be payable in cash or by any other means acceptable to the Committee, including delivery to the Company of shares of Common Stock owned by the optionee or by the delivery or withholding of shares pursuant to a procedure created pursuant to Section 5.d. of the Plan (but, with respect to Incentive Options, subject to the limitations described in such Section 5.d.). Shares delivered to or withheld by the Company in payment of the Option exercise price shall be valued at the Fair Market Value of the Common Stock on the day preceding the date of the exercise of the Option.

         c. Continuation of Employment. Except as otherwise provided in subsections 6(e) and 6(f) of the Plan, each Incentive Option shall require the optionee to remain in the continuous employ of the Company or any Related Entity from the date of grant of the Incentive Option until no more than three months prior to the date of exercise of the Incentive Option.

         d. Exercisability of Stock Option. Subject to Section 8, each Option shall be exercisable in one or more installments as the Committee may determine at the time of the grant. No

                 Option by its terms shall be exercisable after the expiration of ten years from the date of grant of the Option, unless, as to any Non-Qualified Option, otherwise expressly provided in such Option; provided, however, no Incentive Option shall be exercisable after the expiration of ten years from the date such Option is granted; and provided, further, that no Incentive Option granted to a person who, at the time such Option is granted, owns stock of the Company, or any Related Entity, possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any Related Entity, shall be exercisable after the expiration of five years from the date such Option is granted.

         e. Death. If any optionee's employment with the Company or a Related Entity terminates due to the death of such optionee, the estate of such optionee, or a Person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the optionee, shall have the right to exercise such Option in accordance with its terms at any time and from time to time within one year after the date of death unless a longer or shorter period is expressly provided in such Option or established by the Committee pursuant to
                 Section 8 (but in no event after the expiration date of such Option).

         f. Disability. If the employment of any optionee terminates because of his Disability (as defined in Section 17), such optionee or his legal representative shall have the right to exercise the Option in accordance with its terms at any time and from time to time within one year after the date of such termination unless a longer or shorter period is expressly provided in such Option or established by the Committee pursuant to Section 8, (but not after the expiration date of the Option); provided, however, that in the case of an Incentive Option, the optionee or his legal representative shall in any event be required to exercise the Incentive Option within one year after termination of the optionee's employment due to his Disability.

         g. Other Termination of Employment. If the employment of an optionee with the Company or a Related Entity terminates for any reason other than those specified in subsections 6(e) and
                 (f) above, such optionee shall have the right to exercise his Option in accordance with its terms, within 30 days after the date of such termination, unless a longer or shorter period is expressly provided in such Option or established by the Committee pursuant to Section 8 (but not after the expiration date of the Option); provided, that, except as otherwise provided in subsections 6(e) and 6(f), no Incentive Option shall be exercisable more than three months after such termination; and, provided, further, that, unless the Option expressly provides otherwise, if such optionee's employment was terminated by the Company or any Related Entity for Good Cause (as defined below), or if the optionee voluntarily terminates employment without the consent of the Company or any Related Entity, such optionee shall immediately forfeit all rights under his Option except as to the shares of stock
                 already purchased.   The determination that there exists Good
                 Cause for termination shall be made by the Option Committee (unless otherwise agreed to in writing by the Company and the optionee).

         h. Maximum Exercise. The aggregate Fair Market Value of stock (determined at the time of the grant of the Option) with respect to which Incentive Options are exercisable for the first time by an optionee during any calendar year under all plans of the Company and any Related Entity shall not exceed $100,000.

         i. Maximum Number of Options to be Issued to a Key Employee. The maximum number of shares of Common Stock with respect to which Options may be granted to any Key

                 Employee or Eligible Non-Employee hereunder is 225,000 (including any Options which are cancelled or expire).

7.       Stock Option Grants to Eligible Non-Employees.

         Subject to the express provisions of this Plan, the Committee shall have the authority to grant Non-Qualified Options to Eligible Non-Employees; provided, however, that whenever the Company has any class of equity securities registered pursuant to Section 12 of the Exchange Act, no Eligible Non-Employee then serving on the Committee (or such other committee then administering the Plan) shall be granted Options hereunder if the grant of such Options would cause such Eligible Non-Employee to no longer be a "disinterested person" as set forth in Section 2 hereof or an "outside director" pursuant to Section 162. The terms and conditions of the Options granted under this Section 7 shall be determined from time to time by the Committee; provided, however, that the Options granted under this Section 7 shall be subject to all terms and provisions of the Plan (other than Section 6), including the following:

         a. Option Exercise Price. The Committee shall establish the Option exercise price at the time any Non-Qualified Option is granted at such amount as the Committee shall determine, which shall not in any event be less than the par value per share for each share of Common Stock issuable upon exercise of such Option. The Option exercise price shall be subject to adjustment in accordance with the provisions of Section 9 of the Plan.

         b. Payment. The price per share of Common Stock with respect to each Option exercise shall be payable at the time of such exercise. Such price shall be payable in cash or by any other means acceptable to the Committee, including delivery to the Company of shares of Common Stock owned by the optionee or by the delivery or withholding of shares pursuant to a procedure created pursuant to Section 5.d. of the Plan. Shares delivered to or withheld by the Company in payment of the Option exercise price shall be valued at the Fair Market Value of the Common Stock on the day preceding the date of the exercise of the Option.

         c. Exercisability of Stock Option. Subject to Section 8, each Option shall be exercisable in one or more installments as the Committee may determine at the time of the grant. No Option shall be exercisable after the expiration of ten years from the date of grant of the Option, unless otherwise expressly provided in such Option.

         d. Death. If the retention by the Company or any Related Entity of the services of any Eligible Non-Employee terminates because of his death, the estate of such optionee, or a Person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the optionee, shall have the right to exercise such Option in accordance with its terms, at any time and from time to time within one year after the date of death unless a longer or shorter period is expressly provided in such Option or established by the Committee pursuant to Section 8 (but in no event after the expiration date of such Option).

         e. Disability. If the retention by the Company or any Related Entity of the services of any Eligible Non-Employee terminates because of his Disability, such optionee or his legal representative shall have the right to exercise the Option in accordance with its terms at any time and from time to time within one year after the date of the optionee's termination unless a longer or shorter period is expressly provided in such Option or established by the Committee pursuant to
                 Section 8 (but not after the expiration of the Option).

         f. Other Termination of Relationship. If the retention by the Company or any Related Entity of the services of any Eligible Non-Employee terminates for any reason other than those specified in subsections 7(d) and (e) above, such optionee shall have the right to exercise his or its Option in accordance with its terms within 30 days after the date of such termination, unless a longer or shorter period is expressly provided in such Option or established by the Committee pursuant to Section 8 (but not after the expiration date of the Option); provided, that, in the case of an Eligible Non-Employee serving as a director of the Company or of any Related Entity, unless the Committee provides otherwise, if the optionee is removed from office for cause by action of the stockholders in accordance with the by-laws of the Company or such Related Entity, as applicable, and the General Corporation Law of the State of Delaware or if such optionee voluntarily terminates his service without the consent of the Company or any Related Entity, then such optionee shall immediately forfeit his rights under his Option except as to the shares of stock already purchased.

         g. Ineligibility for Other Grants. Any Eligible Non-Employee who receives an Option pursuant to this Section 7 shall be ineligible to receive any Options under any other Section of the Plan.

8.       Change of Control.

         If a Change of Control shall occur, or if the Company shall enter into an agreement providing for a Change of Control, the Committee may declare any or all Options outstanding under the Plan to be exercisable in full at such time or times as the Committee shall determine, notwithstanding the express provisions of such Options. Each Option accelerated by the Committee in connection with a Change of Control pursuant to the preceding sentence shall terminate, notwithstanding any express provision thereof or any other provision of the Plan, on such date (not later than the stated expiration date) as the Committee shall determine.

9.       Adjustment of Shares.

         Unless otherwise expressly provided in a particular Option, in the event that, by reason of any merger, consolidation, combination, liquidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or other like change in capital structure of the Company (collectively, a "Reorganization"), the Common Stock is substituted, combined, or changed into any cash, property, or other securities, or the shares of Common Stock are changed into a greater or lesser number of shares of Common Stock, the number and/or kind of shares and/or interests subject to an Option and the per share price or value thereof shall be appropriately adjusted by the Committee to give appropriate effect to such Reorganization. Any fractional shares or interests resulting from such adjustment shall be eliminated. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Option shall comply with the rules of
Section 424(a) of the Code, and (ii) in no event shall any adjustment be made which would render any Incentive Option granted hereunder other than an "incentive stock option" for purposes of Section 422 of the Code.

         In the event the Company is not the surviving entity of a Reorganization and, following such Reorganization, any optionee will hold Options issued pursuant to this Plan which have not been exercised, cancelled, or terminated in connection therewith, the Company shall cause such Options to be assumed (or cancelled and replacement Options issued) by the surviving entity or a Related Entity.

10.      Assignment or Transfer.

         Except as otherwise expressly provided in any Nonqualified Option, no Option granted under the Plan or any rights or interests therein shall be assignable or transferable by an optionee except by will or the laws of descent and distribution, and during the lifetime of an optionee, Options granted to him or her hereunder shall be exercisable only by the optionee or, in the event that a legal representative has been appointed in connection with the Disability of an optionee, such legal representative.

11.      Compliance with Securities Laws.

         The Company shall not in any event be obligated to file any registration statement under the Securities Act or any applicable state securities law to permit exercise of any Option or to issue any Common Stock in violation of the Securities Act or any applicable state securities law. Each optionee (or, in the event of his death or, in the event a legal representative has been appointed in connection with his Disability, the Person exercising the Option) shall, as a condition to his right to exercise any Option, deliver to the Company an agreement or certificate containing such representations, warranties and covenants as the Company may deem necessary or appropriate to ensure that the issuance of shares of Common Stock pursuant to such exercise is not required to be registered under the Securities Act or any applicable state securities law.

         Certificates for shares of Common Stock, when issued, may have substantially the following legend, or statements of other applicable restrictions, endorsed thereon, and may not be immediately transferable:

                 THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER, SALE, PLEDGE, TRANSFER OR OTHER DISPOSITION WILL NOT VIOLATE APPLICABLE FEDERAL OR STATE LAWS.


         This legend shall not be required for shares of Common Stock issued pursuant to an effective registration statement under the Securities Act and in accordance with applicable state securities laws.

12.      Withholding Taxes.

         By acceptance of the Option, the optionee will be deemed to (i) agree to reimburse the Company or Related Entity by which the optionee is employed for any federal, state, or local taxes required by any government to be withheld or otherwise deducted by such corporation in respect of the optionee's exercise of all or a portion of the Option; (ii) authorize the Company or any Related Entity by which the Grantee is employed to withhold from any cash compensation paid to the optionee or in the optionee's behalf, an amount sufficient to discharge any federal, state, and local taxes imposed on the Company, or the Related Entity by which the optionee is employed, and which otherwise has not been reimbursed by the optionee, in respect of the optionee's exercise of all or a portion of the Option; and (iii) agree that the Company may, in its discretion, hold the stock certificate to which the optionee is entitled upon exercise of the Option as security for the payment of the aforementioned withholding tax liability, until cash sufficient to pay that liability has been accumulated, and may, in its discretion, effect such withholding by retaining shares issuable upon the exercise of the Option having a Fair Market Value on the date of exercise which is equal to the amount to be withheld.

13.      Costs and Expenses.

         The costs and expenses of administering the Plan shall be borne by the Company and shall not be charged against any Option nor to any employee receiving an Option.

14.      Funding of Plan.

         The Plan shall be unfunded. The Company shall not be required to make any segregation of assets to assure the payment of any Option under the Plan.

15.      Other Incentive Plans.

         The adoption of the Plan does not preclude the adoption by appropriate means of any other incentive plan for employees.

16.      Effect on Employment.

         Nothing contained in the Plan or any agreement related hereto or referred to herein shall affect, or be construed as affecting, the terms of employment of any Key Employee except to the extent specifically provided herein or therein. Nothing contained in the Plan or any agreement related hereto or referred to herein shall impose, or be construed as imposing, an obligation on (i) the Company or any Related Entity to continue the employment of any Key Employee, and (ii) any Key Employee to remain in the employ of the Company or any Related Entity.

17.      Definitions.

         In addition to the terms specifically defined elsewhere in the Plan, as used in the Plan, the following terms shall have the respective meanings indicated:

         a. "Affiliate" shall mean, as to any Person, a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person.

         b.      "Board of Directors" shall have the meaning set forth in
                 Section 2 hereof.

         c. "Change of Control" shall mean the first to occur of the following events: (i) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company to any Person or group of related Persons for purposes of Section 13(d) of the Exchange Act (a "Group"), other than to Hicks, Muse & Co. Incorporated or any of its Affiliates or their employees, officers, and directors (the "HMC Group");
                 (ii) a majority of the Board of Directors of the Company or shall consist of Persons who are not Continuing Directors; or
                 (iii) the acquisition by any Person or Group (other than the HMC Group) of the power, directly or indirectly, to vote or direct the voting of securities having more than 50% of the ordinary voting power for the election of directors of the Company.

         d.      "Code" shall have the meaning set forth in Section 1 hereof.

         e. "Committee" shall have the meaning set forth in Section 2 hereof.

         f. "Common Stock" shall have the meaning set forth in Section 3 hereof.

         g.      "Company" shall have the meaning set forth in Section 1 hereof.

         h. "Continuing Director" shall mean, as of the date of determination, any Person who (i) was a member of the Board of Directors of the Company on the date of adoption of this Plan,
                 (ii) was nominated for election or elected to the Board of Directors of the Company with the affirmative vote of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election, or (iii) is a member of the HMC Group.

         i. "Disability" shall mean permanent disability as defined under the appropriate provisions of the long-term disability plan maintained for the benefit of employees of the Company or any Related Entity who are regularly employed on a salaried basis unless another meaning shall be agreed to in writing by the Committee and the optionee; provided, however, that in the case of an Incentive Option "disability" shall have the meaning specified in Section 22(e)(3) of the Code.

         j.      "Eligible Non-Employee" shall have the meaning set forth in
                 Section 3 hereof.

         k. "Exchange Act" shall have the meaning set forth in Section 2 hereof.

         l. "Fair Market Value" shall, as it relates to the Common Stock, mean the average of the high and low prices of such Common Stock as reported on the principal national securities exchange on which the shares of Common Stock are then listed on the date specified herein, or if there were no sales on such date, on the next preceding day on which there were sales, or if such Common Stock is not listed on a national securities exchange, the last reported bid price in the over-the-counter market, or if such shares are not traded in the over-the-counter market, the per share cash price for which all of the outstanding Common Stock could be sold to a willing purchaser in an arms length transaction (without regard to minority discount, absence of liquidity, or transfer restrictions imposed by any applicable law or agreement) at the date of the event giving rise to a need for a determination. Except as may be otherwise expressly provided in a particular Option, Fair Market Value shall be determined in good faith by the Committee.

         m. "Good Cause" shall mean (unless another definition is agreed to in writing by the Company and the optionee) termination by action of the Board of Directors because of: (A) the optionee's conviction of, or plea of nolo contendere to, a felony or a crime involving moral turpitude; (B) the optionee's personal dishonesty, incompetence, willful misconduct, willful violation of any law, rule, or regulation (other than minor traffic violations or similar offenses) or breach of fiduciary duty which involves personal profit; (C) the optionee's commission of material mismanagement in the conduct of his duties as assigned to him by the Board of Directors or the President of the Company; (D) the optionee's willful failure to execute or comply with the policies of the Company or his stated duties as established by the Board of Directors or the President of the Company, or intentional failure to perform his stated duties; or (E) substance abuse or addiction on the part of the optionee.

         n.      "Grantor" has the meaning set forth in Section 9 hereof.

         o.      "Incentive Options" shall have the meaning set forth in
                 Section 6 hereof.

         p. The term "including" when used herein shall mean "including, but not limited to".

         q. "Key Employee" shall have the meaning set forth in Section 3 hereof.

         r.      "Non-Qualified Options" shall have the meaning set forth in
                 Section 6 hereof.

         s.      "Options" shall have the meaning set forth in Section 1 hereof.

         t.      "Person" shall have the meaning set forth in Section 3 hereof.

         u.      "Plan" shall have the meaning set forth in Section 1 hereof.

         v. "Related Entities" shall have the meaning set forth in Section 1 hereof.

         w. "Reorganization" shall have the meaning set forth in Section 9 hereof.

         x. "Rule 16b-3" shall have the meaning set forth in Section 3 hereof.

         y. "Section 162" shall have the meaning set forth in Section 2 hereof.

18.      Amendment of Plan.

         The Board of Directors shall have the right to amend, modify, suspend or terminate the Plan at any time; provided, that no amendment shall be made which shall increase the total number of shares of the Common Stock which may be issued and sold pursuant to Options granted under the Plan or decrease the minimum Option exercise price in the case of an Incentive Option, or modify the provisions of the Plan relating to eligibility with respect to Incentive Options unless such amendment is made by or with the approval of the stockholders. The Board of Directors shall be authorized to amend the Plan and the Options granted thereunder (i) to qualify as "incentive stock options" within the meaning of Section 422 of the Code, (ii) to comply with Rule 16b-3 (or any successor rule) under the Exchange Act or (iii) to comply with Section 162 of the Code (or any successor law) and the regulations (including any temporary regulations) promulgated thereunder. No amendment, modification, suspension or termination of the Plan shall alter or impair any Options previously granted under the Plan, without the consent of the holder thereof.

19.      Effective Date.

         The Plan shall become effective on the date on which it is established by the Compensation Committee and shall be void retroactively if not ratified by the Board of Directors of the Company and if not approved by the stockholders of the Company within twelve months of the date of ratification by the Board of Directors.

                            10-K REPORT AVAILABLE



           A copy of the Corporation's annual report on Form 10-K,
        as filed with the Securities and Exchange Commission, will be furnished without charge to stockholders on request to:

                               John P. Clarson
                          The Morningstar Group Inc.
                         5956 Sherry Lane, Suite 1100
                           Dallas, Texas 75225-6522

X  Please mark your
   votes as in this
   example.



                             FOR    WITHHOLD

1. Election of             (    )    (    )
   Directors
   (see reverse side)

   For, except vote withheld from the following nominee(s):

   ____________________________________________________

                                                       FOR    AGAINST   ABSTAIN

2. Approval of the Corporation's 1994 Incentive and   (   )    (    )    (    )
   Nonstatutory Stock Option Plan.

3. Ratification of the appointment of Arthur          (   )    (    )    (    )
   Andersen & Co. as Independent Auditors of the
   Corporation for the ensuing year.

   If any other business is properly brought before
   the meeting, the undersigned acknowledges that the
   above named proxy will vote in his discretion on
   such other business.
                            (     )   Change
                                      of
                                      address

                            (     )   I plan
                                      on attending
                                      the meeting

     SIGNATURES(S)______________________ DATE__________

     SIGNATURES(S)______________________ DATE__________
     NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.



PROXY
                          THE MORNINGSTAR GROUP INC.
            PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
        THE MORNINGSTAR GROUP INC. FOR THE ANNUAL MEETING MAY 19, 1994

The undersigned having received the notice and accompanying Proxy Statement for said meeting hereby appoints JOHN P. CLARSON with full power of substitution, as the undersigned's proxy and attorney-in-fact to vote at the annual meeting May 19, 1994 or at any adjournment thereof all shares of The Morningstar Group Inc. which the undersigned may be entitled to vote. The above proxy is hereby instructed to vote as shown on the reverse side of this card.


Election of Directors:

                   C. Dean Metropoulos             John R. Muse
                   Charles W. Tate                 Clifford L. Marquart
                   Arnold L. Chavkin               Jack W. Evans
                   Jim L. Turner

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE NOMINEES AND FOR PROPOSALS 2 AND 3. This proxy will be voted as specified. IF NO SPECIFIC DIRECTIONS ARE GIVEN, ALL OF THE VOTES ATTRIBUTABLE TO YOUR VOTING SHARES WILL BE VOTED FOR THE NOMINEES.